UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JOHN MARSHALL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! JOHN MARSHALL BANCORP, INC. ATTN: JAKE GRUNINGER – FINANCE DEPARTMENT 1943 ISAAC NEWTON SQUARE EAST, SUITE 100 RESTON, VA 20190 JOHN MARSHALL BANCORP, INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET Vote in Person at the Meeting* June 16, 2026 10:00 am Greater Reston Chamber of Commerce Chamber Conference Room 1886 Metro Center Drive Suite 150 Reston, Virginia 20190 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90895-P50560 You invested in JOHN MARSHALL BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 16, 2026. Get informed before you vote View the Proxy Statement, Annual Report on Form 10-K online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90896-P50560 Voting Items Board Recommends 1. To elect eight directors to serve until the 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. For All Nominees: 01) Philip W. Allin 02) Christopher W. Bergstrom 03) Philip R. Chase 04) Michael T. Foster 05) Michael A. Garcia 06) Subhash K. Garg 07) Jonathan C. Kinney 08) O. Leland Mahan 2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as John Marshall Bancorp, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For